                                                             Van Eck Global
--------------------------------------------------------------------------------
                                                  Worldwide Insurance Trust
--------------------------------------------------------------------------------


[GRAPHIC]

                                                              ANNUAL REPORT
                                                          December 31, 1999



        discipline




                                                 Worldwide Bond Fund



allocation



                                   diversity


                         GLOBAL INVESTMENTS SINCE 1955

                          Van Eck Worldwide Bond Fund

--------------------------------------------------------------------------------

Dear Shareholder:

A rebound in global economic growth, surging stock markets, and mounting concern over potential inflationary pressures set the stage for a tumultuous year for world bond markets in 1999. With the exception of Japan and emerging market fixed income, most global bond markets were down on the year. In most cases, the continued strength of the U.S. dollar caused further losses for U.S.-based global bond investors. In this environment, the Van Eck Worldwide Bond Fund lost 7.82% for the twelve months ended December 31, 1999, compared to a loss of 4.27% for the Salomon Smith Barney World Government Bond Index (WGBI) for the same time period.

Bond Market Review
Nineteen ninety-eight's fears of a global economic slowdown seemed a distant memory as 1999 brought back surging stock returns and strong investor sentiment. Even Year 2000 worries, which many feared would slow the global economy, had little effect on economic growth or financial assets. In addition, emerging market economies staged a dramatic rebound, which led their equity and bond markets to outperform those of most developed markets. This euphoria in the world's equity markets made the potential returns of global bond markets less attractive on a relative basis. This preference for equities over bonds helped to explain the weakness of global government bond markets throughout the year.

The U.S. bond market had a particularly difficult year, falling 2.45%. U.S. three-month Treasury bills began the year at a yield of 4.45% and closed the year at 5.32%. Thirty-year Treasury bond yields rose 175 basis points from their October 1998 lows to end this year at 6.48%, marking 1999 as one of the worst years for Treasuries in 25 years. The U.S. economy continued to gain momentum throughout 1999, even in the face of sharply rising bond yields and a shift to a tightening of monetary policy by the Federal Reserve. The Fed raised rates three times for a total increase of 75 basis points (0.75%). Throughout the year, we held an overweight position in U.S. bonds on a duration-adjusted basis relative to the Salomon Smith Barney WGBI. We reduced our U.S. bond weighting during the first quarter (from approximately 45% at December 31, 1998 to roughly 36% at March 31, 1999) in order to add exposure to the Australian, Canadian, South African, and Mexican bond markets. We did, however, maintain our overweight exposure to the U.S. bond market through the end of the year as we favored the higher yields available in the U.S. bond market relative to other global bond markets. At December 31, 1999, the Fund had an approximate 30% weighting to the U.S. bond market.

The year ended with the Fund's European bond weighting at over 40% of total net assets, with highest exposure to the German and UK bond markets. Overall, Europe underperformed the U.S., with every fixed income market turning in negative performance in both local and U.S. dollar terms. Spain, Portugal, Ireland, France and Austria were among the worst performers, all down over 17% in U.S. dollar terms. With the exception of Ireland (with a weighting of 2.4% at year end), the portfolio was underweight all of these markets with respect to the Index. The heavy losses to U.S. dollar investors in the European bond markets were due to a combination of both rising yields and weakness in the euro and other European currencies relative to the U.S. dollar.

There were few places to hide in the European bond markets this year. However, we did find relative safety in the UK, whose market fell 4.3% in U.S. dollar terms, outperforming all other European fixed income markets. The Fund was overweight the UK throughout 1999 with an approximate 15% weighting at December 31, down from approximately 21% a year earlier. During the second half of 1999, we were heavily overweight the British pound versus the Index as we uncovered our British Pound Sterling hedges late in the second quarter and were able to take advantage of the strengthening currency in the second half of the year. This helped relative performance as the pound outperformed the euro. We were also overweight Sweden versus the Index throughout the year in terms of both bond and currency exposure. This helped relative performance as well; the Swedish bond market (-7.5%) also outperformed most

                          Van Eck Worldwide Bond Fund

--------------------------------------------------------------------------------
European bond markets. At year end, Swedish bonds made up almost 5% of the portfolio's net assets.

Following the introduction of the euro on December 31, 1998, the new currency sank approximately 14% against the dollar during 1999. Lagging European economic growth, capital outflows from the euro zone, and an American economy that continued to outperform expectations were all factors that contributed to the weakness of the new European currency. The Fund began 1999 overweight the euro versus the Index. This position was reduced in the first quarter and then brought down even further by June, bringing the exposure to half that of the Index. We increased the Fund's exposure to the euro during the second half of the year as the European economies began to show signs of sustainable economic growth. Also, we expected a narrowing of interest rate differentials between European and U.S. bond markets to support the euro relative to the U.S. dollar in the second half.

Japan started the year with continued questions about its ability to pull its economy out of the slump that it had been mired in for the last few years. In the first quarter, the Japanese economy started to show some signs of positive momentum as a result of the continued fiscal pump-priming initiatives of the Japanese government. These unparalled fiscal stimulus packages increased debt issuance and inflated budget deficits, which will continue to be a burden on Japan's fiscal profile. We felt the deteriorating fiscal situation and low level of Japanese bond yields made Japanese bonds unattractive. We therefore had no exposure to the Japanese bond market throughout the year. While Japanese bond yields actually fell in the first half of the year (and prices rose), the gains were offset by a weakening currency. The second half of 1999 was a different story as Japanese bond market returns outpaced most other global bond markets; this outperformance was a result of a dramatic appreciation of the Japanese yen. A bout of corporate restructurings and improving economic numbers ignited a surge of inflows into the Japanese equity market as institutional investors who had been underweight their international equity benchmarks scrambled to increase their Japanese equity weightings. Due to the Salomon Smith Barney WGBI's substantial weighting to the Japanese fixed income market, the absence of Japanese exposure in the Worldwide Bond Fund's portfolio drove the underperformance of the Fund versus the Index.

Commodity-related currencies performed well in 1999 as strong global economic growth led by the U.S., as well as the Asian market recovery, yielded an increase in demand for commodities. We added currency positions in Canada, Australia, New Zealand and South Africa in the first quarter and these positions all resulted in gains for the Fund. In total, these markets made up approximately 17% of the Fund's assets at year end.

The Fund benefited by adding exposure to the fixed income markets of Mexico and South Africa in the first quarter and to Brazil in the second quarter. The outperformance of these markets was driven primarily by improvements in monetary and fiscal discipline and a more positive global economic environment. At December 31, the Fund had a total allocation of approximately 10% of total net assets to these emerging market countries.

The Outlook
We feel that the shift toward tightening monetary policy by central banks around the globe should be supportive of the global bond markets, as it would likely assure bond investors that the central bankers of the world remain vigilant against inflation. We also feel that this tightening of credit should diminish some of the excess liquidity built into the global financial system as a precautionary measure for Y2K. This cycle of tightening may also temper the dramatic returns that we have seen in the global equity markets and draw investors' attention back to the potential returns available in the global bond markets. We believe the emerging market countries such as South Africa, Mexico and Brazil should continue to benefit from rising commodity prices, improved fiscal situations, and attractive yield levels. We are also encouraged by continued evidence of better economic growth throughout Europe. We feel that the European bond markets have largely discounted improved economic growth in 2000, citing the dramatic rise in European yields during the

                          Van Eck Worldwide Bond Fund

--------------------------------------------------------------------------------
second half of 1999. On the other hand, we do not believe this has been discounted in the currency markets and look for the euro to strengthen versus the U.S. dollar and the Japanese yen in 2000. In closing, we feel that we are well positioned to take advantage of the opportunities presented to us at the start of the new millennium.

We appreciate your participation in the Worldwide Bond Fund and look forward to helping you meet your investment goals in the future.


Photo of Charles Cameron

/S/ CHARLES CAMERON

Charles T. Cameron
Co-Portfolio
Manager


Photo of Gregory Krenzer

/S/ GREGORY KRENZER

Gregory F. Krenzer
Co-Portfolio
Manager






January 10, 2000




                              [PIE CHART]

                         Geographical Weightings
                         as of December 31, 1999

                      Australia                   4.3
                      Canada                      5.4
                      France                      4.7
                      Sweden                      4.8
                      United Kingdom             14.5
                      Brazil                      2.4
                      United States              29.8
                      Cash/equivalents            7.1
                      Germany                    14.4
                      Ireland                     2.4
                      Mexico                      2.5
                      New Zealand                 2.2
                      South Africa                5.5

                          Van Eck Worldwide Bond Fund
--------------------------------------------------------------------------------

                          Van Eck Worldwide Bond Fund

                            vs. Salomon Smith Barney
                             World Gov't Bond Index
                                 [LINE CHART]

                         Van Eck Worldwide         Salomon Smith Barney
                             Bond Fund            World Gov't Bond Index
3/89                            9980                     9620
6/89                           10392                    10090
9/89                           10799                    10440
12/89                          11125                    11197
3/91                           11052                    11064
6/91                           11107                    11102
9/91                           12238                    12011
12/91                          13171                    12968
3/92                           12570                    12532
6/92                           13474                    13373
9/92                           13381                    14209
12/92                          12479                    13685
3/93                           12682                    14416
6/93                           12818                    14836
9/93                           13272                    15508
12/93                          13451                    15501
3/94                           12985                    15502
6/94                           12832                    15605
9/94                           13079                    15788
12/94                          13274                    15865
3/95                           14743                    17599
6/95                           15210                    18538
9/95                           15278                    18343
12/95                          15571                    18885
3/96                           15179                    18531
6/96                           15245                    18606
9/96                           15504                    19114
12/96                          15964                    19569
3/97                           15542                    18759
6/97                           15824                    19328
9/97                           16122                    19574
12/97                          16345                    19614
3/98                           16553                    19768
6/98                           16898                    20161
9/98                           18279                    21840
12/98                          18429                    22616
3/99                           17544                    21743
6/99                           17131                    20994
9/99                           17353                    21945
12/99                          16988                    21651
12/00

---------------------------------------------------------------
Average Annual
Total Return 12/31/99         1 Year      5 Years     10 Years
---------------------------------------------------------------
Van Eck Worldwide Bond Fund   -7.82%       5.06%        5.44%
---------------------------------------------------------------
Salomon Smith Barney
World Gov't Bond Index        -4.27%       6.42%        8.27%
---------------------------------------------------------------


This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Bond Fund made ten years ago with a similar investment in the Salomon Smith Barney World Government Bond Index.

Inception date for the Worldwide Bond Fund was 9/1/89.

The Salomon Smith Barney World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Salomon Smith Barney World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of 17 world government bond markets. Each has a total market capitalization of eligible issues of at least US$20 billion and Euro15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

Past performance is not indicative of future results. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.


The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                              Worldwide Bond Fund
                       Schedule of Portfolio Investments
                               December 31, 1999
--------------------------------------------------------------------------------

         Principal                                        Value
 Country  Amount            Bonds and Notes             (Note 1)
------------------------------------------------------------------
 BONDS AND NOTES: 92.9%
 AUSTRALIA: 4.3%
                   Australia Government Bond
     AUD 5,000,000 8.75% due 8/15/08                   $ 3,667,853
                                                       -----------
 BRAZIL: 2.4%
                    Republic of Brazil Bond
     USD 2,000,000 11.625% due 4/15/04                   2,005,000
                                                       -----------
 CANADA: 5.4%
                   Government of Canada Bond
     CAD 6,500,000 7.00% due 9/01/01                     4,583,512
                                                       -----------
 FRANCE: 4.7%
                   French Government Bond
     EUR 3,899,695 5.50% due 10/12/01                    4,014,892
                                                       -----------
 GERMANY: 14.4%
                   Bundesrepublik Deutschland Bonds
     EUR 3,579,043 7.375% due 1/03/05                    3,989,027
         2,709,847 6.00% due 1/04/07                     2,860,462
         3,000,000 4.75% due 7/04/28                     2,532,930
         3,000,000 4.50% due 7/04/09                     2,836,480
                                                       -----------
                                                        12,218,899
                                                       -----------
 IRELAND: 2.4%
                   Irish Government Bond
     EUR 1,714,146 8.00% due 8/18/06                     2,001,963
                                                       -----------
 MEXICO: 2.5%
                   United Mexican States Bond
     USD 2,000,000 9.75% due 4/06/05                     2,075,000
                                                       -----------
 NEW ZEALAND: 2.2%
                   New Zealand Government Bond
     NZD 3,350,000 10.00% due 3/15/02                    1,872,774
                                                       -----------
 SOUTH AFRICA: 5.5%
                   South African Government Bond
    ZAR 30,000,000 13.00% due 8/31/10                    4,698,691
                                                       -----------
 SWEDEN: 4.8%
                   Swedish Government Bonds
     SEK 5,000,000 10.25% due 5/05/03                      675,000
        28,000,000 6.00% due 2/09/05                     3,368,855
                                                       -----------
                                                         4,043,855
                                                       -----------

         Principal                                     Value
 Country  Amount           Bonds and Notes           (Note 1)
---------------------------------------------------------------
 UNITED KINGDOM: 14.5%
                   Great Britain Government Bonds
     GBP 2,250,000 8.00% due 6/10/03                $ 3,828,779
         4,800,000 7.50% due 12/07/06                 8,456,889
                                                    -----------
                                                     12,285,668
                                                    -----------
 UNITED STATES: 29.8%
                   U.S. Treasury Notes
     USD 8,600,000 6.50% due 8/15/05*                 8,602,695
         2,000,000 5.875% due 9/30/02                 1,979,376
         5,000,000 5.50% due 5/15/09                  4,659,375
                   U.S. Treasury Bonds
         6,000,000 6.625% due 2/15/27*                5,943,750
         5,000,000 5.25% due 2/15/29                  4,137,500
                                                    -----------
                                                     25,322,696
                                                    -----------

Total Bonds and Notes: 92.9%
(Cost: $83,173,626)                78,790,803
                                  -----------
Short-Term
 Obligation:      Date of            Value
 3.2%             Maturity Coupon   (Note 1)
---------------------------------------------
Repurchase
Agreement
(Note 8):
Purchased on
12/31/99;
maturity value
USD2,747,801
(with State
Street Bank &
Trust Co.;
collateralized
by USD2,920,000
Federal National
Mortgage
Association -
 Discount Note
due 8/31/00 with
a value of
USD2,803,200)
(Cost:
$2,747,000)        1/03/00  3.50%   2,747,000
                                  -----------
Total
 Investments:
 96.1%
(Cost:
 $85,920,626)                      81,537,803
Other assets
 less
 liabilities:
 3.9%                               3,337,176
                                  -----------
Net Assets: 100%                  $84,874,979
                                  ===========

-------
* These securities are segregated as collateral for forward foreign currency contracts.
                       See Notes to Financial Statements

                    Worldwide Bond Fund Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1999

Assets:
Investments, at value (cost, $85,920,626) (Note 1)...............  $ 81,537,803
Cash and foreign currency........................................       438,161
Receivables:
 Interest........................................................     2,381,270
 Capital shares sold.............................................       645,378
 Unrealized appreciation on forward foreign currency contracts
  (Note 4).......................................................        17,126
                                                                   ------------
Total assets.....................................................    85,019,738
                                                                   ------------
Liabilities:
Payables:
 Capital shares redeemed.........................................         5,047
 Due to Advisor..................................................         3,310
 Accounts payable................................................        52,501
 Unrealized depreciation on forward foreign currency contracts
  (Note 4).......................................................        83,901
                                                                   ------------
Total liabilities................................................       144,759
                                                                   ------------
Net assets.......................................................  $ 84,874,979
                                                                   ============
Shares outstanding...............................................     7,936,486
                                                                   ============
Net asset value, redemption price and offering price per share...  $      10.69
                                                                   ============
Net assets consist of:
 Aggregate paid in capital.......................................  $ 86,746,666
 Unrealized depreciation of investments, forward foreign
  currency contracts and foreign currencies......................    (4,483,508)
 Undistributed net investment income.............................     3,780,283
 Accumulated realized loss.......................................    (1,168,462)
                                                                   ------------
                                                                   $ 84,874,979
                                                                   ============

Statement of Operations
Year Ended December 31,1999

Income (Note 1):
Interest income (Note 1) (net of foreign taxes withheld
 of $24,835) ..........................................            $  6,130,817
Expenses:
Management (Note 2)....................................  $ 998,553
Administration (Note 2)................................      3,160
Custodian..............................................     92,704
Trustees' fees and expenses............................     38,173
Professional fees......................................     36,834
Reports to shareholders................................     34,385
Other..................................................     18,662
                                                         ---------
Total expenses.........................................               1,222,471
                                                                   ------------
Net investment income..................................               4,908,346
                                                                   ------------
Realized and Unrealized Gain (Loss) on Investments
 (Note 3):
Realized gain from security transactions...............               1,747,285
Realized loss from foreign currency transactions.......              (3,708,838)
Change in unrealized depreciation of investments.......             (11,326,799)
Change in unrealized depreciation of forward foreign
 currency contracts and foreign currency transactions..                (316,520)
                                                                   ------------
Net loss on investments and foreign currency
 transactions..........................................             (13,604,872)
                                                                   ------------
Net Decrease in Net Assets Resulting from Operations...            $ (8,696,526)
                                                                   ============

                       See Notes to Financial Statements

                    Worldwide Bond Fund Financial Statements

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                     Year Ended    Year Ended
                                                    December 31,  December 31,
                                                        1999          1998
                                                    ------------  ------------
Increase (decrease) in Net Assets:
Operations:
 Net investment income............................  $  4,908,346  $  5,574,632
 Realized gain from security transactions.........     1,747,285     1,940,736
 Realized loss from foreign currency transactions.    (3,708,838)     (109,729)
 Change in unrealized appreciation (depreciation)
  of investments..................................   (11,326,799)    6,508,262
 Change in unrealized appreciation (depreciation)
  of forward foreign currency contracts and
  foreign currency transactions...................      (316,520)      452,900
                                                    ------------  ------------
 Net increase (decrease) in net assets resulting
  from operations.................................    (8,696,526)   14,366,801
                                                    ------------  ------------
Dividends and Distributions to shareholders from:
 Net investment income............................    (4,563,103)   (1,020,300)
 Net realized gains...............................    (2,038,833)          --
                                                    ------------  ------------
 Total dividends and distributions................    (6,601,936)   (1,020,300)
                                                    ------------  ------------
Capital share transactions*:
 Net proceeds from sales of shares................    65,420,051    83,615,224
 Reinvestment of dividends and distributions......     6,601,936     1,020,300
 Cost of shares reacquired........................   (91,131,055)  (91,160,172)
                                                    ------------  ------------
 Decrease in net assets resulting from capital
  share transactions..............................   (19,109,068)   (6,524,648)
                                                    ------------  ------------
 Total increase (decrease) in net assets..........   (34,407,530)    6,821,853
Net Assets:
 Beginning of year................................   119,282,509   112,460,656
                                                    ------------  ------------
 End of year (including undistributed net
  investment income of $3,780,283 and $4,450,964,
  respectively)...................................  $ 84,874,979  $119,282,509
                                                    ============  ============
*Shares of Beneficial Interest Issued and Redeemed
 (Unlimited number of $.001 par value shares
 authorized)
 Shares sold......................................     5,915,699     7,092,902
 Reinvestment of dividends and distributions .....       571,596        92,755
 Shares reacquired................................    (8,265,435)   (7,699,622)
                                                    ------------  ------------
 Net decrease.....................................    (1,778,140)    (513,965 )
                                                    ============  ============

                       See Notes to Financial Statements

                              Worldwide Bond Fund

-------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each period

                                                          For the
                                 Year Ended             Eight Months
                                December 31,               Ended       Year Ended April 30,
                          ----------------------------  December 31,   ----------------------
                           1999       1998      1997        1996          1996        1995
                          -------   --------  --------  ------------   ----------  ----------
Net Asset Value,
 Beginning of Period....  $ 12.28   $  10.99  $  11.10    $  10.88     $    11.46  $    10.05
                          -------   --------  --------    --------     ----------  ----------
Income From Investment
 Operations:
 Net Investment Income..     0.61       0.57      0.48        0.36           0.58        0.68*
 Net Gain (Loss) on
  Investments (both
  realized and
  unrealized)...........    (1.52)      0.82     (0.23)       0.17          (0.34)       0.77
                          -------   --------  --------    --------     ----------  ----------
Total from Investment
 Operations.............    (0.91)      1.39      0.25        0.53           0.24        1.45
                          -------   --------  --------    --------     ----------  ----------
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income.....    (0.47)     (0.10)    (0.36)      (0.31)         (0.82)      (0.04)
 Distributions from
  Realized Capital
  Gains.................    (0.21)        --        --          --             --          --
                          -------   --------  --------    --------     ----------  ----------
Total Dividends and
 Distributions..........    (0.68)     (0.10)    (0.36)      (0.31)         (0.82)      (0.04)
                          -------   --------  --------    --------     ----------  ----------
Net Asset Value, End of
 Period.................  $ 10.69   $  12.28  $  10.99    $  11.10     $    10.88  $    11.46
                          =======   ========  ========    ========     ==========  ==========
Total Return (a)........    (7.82%)    12.75%     2.38%       4.98%          2.07%      14.51%
----------------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Period (000)...........  $84,875   $119,283  $112,461    $118,676     $  107,541  $  113,466
Ratio of Gross Expenses
 to Average Net Assets..     1.22%      1.15%     1.12%       1.17%(b)       1.10%       0.99%
Ratio of Net Expenses to
 Average Net Assets.....     1.22%      1.15%     1.12%       1.16%(b)       1.08%       0.98%
Ratio of Net Investment
 Income to Average Net
 Assets.................     4.92%      4.72%     4.31%       4.99%(b)       5.26%       6.24%
Portfolio Turnover Rate.    46.84%     30.59%   135.36%      73.95%        208.05%     265.87%

-------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for periods less than one year is not annualized.
(b) Annualized.
 * Based on average shares outstanding.
                       See Notes to Financial Statements
-------------------------------------------------------------------------------
Notes To Financial Statements

Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Bond Fund (the "Fund"), a non-diversified series of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation--Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the Chicago Board of Trade. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividend and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends on

                              Worldwide Bond Fund

-------------------------------------------------------------------------------
Notes to Financial Statements (continued)

foreign securities are recorded when the Fund is informed of such dividends. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with generally accepted accounting principles.

To reflect reclassifications, arising from permanent "book/tax" differences for the year ended December 31, 1999, undistributed net investment income was decreased by $1,015,924, accumulated net realized loss was decreased by $1,859,591 and capital stock decreased by $843,667.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

Note 2--Management Agreement--Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

Note 3--Investments--Purchases and proceeds from sales of securities, other than short-term obligations, aggregated $45,190,592 and $69,954,565 respectively, for the year ended December 31, 1999. For federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $85,979,181. At December 31, 1999, net unrealized depreciation for federal income tax purposes aggregated $4,441,378, of which $1,189,389 related to appreciated securities and $5,630,767 related to depreciated securities.

As of December 31, 1999, the Fund had a capital loss carryforward of $1,176,682 available, expiring December 31, 2007.

Note 4--Forward Foreign Currency Contracts--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain
(loss) from foreign currency transactions. At December 31, 1999, the Fund had the following outstanding forward foreign currency contracts:

                       Value At              Unrealized
                      Settlement  Current   Appreciation
Contracts                Date      Value    (Depreciation)
---------             ---------- ---------- -------------
Forward Foreign Currency Buy Contracts:
CAD 1,100,000
    expiring 3/15/00  $  745,763 $  762,889   $ 17,126
EUR 8,800,000
    expiring 3/15/00   8,984,426  8,916,556    (67,870)
GBP 2,250,000
    expiring 3/15/00   3,656,925  3,640,894    (16,031)
                                              --------
                                              $(66,775)
                                              ========

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 5--Concentration of Risk--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

Note 6--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes.

As of December 31,1999, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $51,615.

Note 7--Bank Line of Credit--The Trust may participate with other funds managed by Van Eck in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Series, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Series has agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 1999, the Fund did not borrow under the Facility.

Note 8--Repurchase Agreements--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 9--Subsequent Events--An income dividend of $0.50 a share, was paid on January 31, 2000 to shareholders of record date January 27, 2000 with a reinvestment date of January 31, 2000.

                              Worldwide Bond Fund

--------------------------------------------------------------------------------

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders
Worldwide Bond Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Bond Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 1999, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1998 and the financial highlights for each of the five periods in the period then ended, were audited by other auditors whose report, dated February 12, 1999, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures include confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Worldwide Bond Fund at December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                       /s/ Ernst & Young LLP

New York, New York
January 27, 2000

Van Eck Global [LOGO]                                          [GRAPHIC]
                                                        Retire on Your Terms/TM/
                                                              Variable Annuities
Investment Adviser:   Van Eck Associates Corporation
       Distributor:   Van Eck Securities Corporation
                      99 Park Avenue, New York, NY 10016
                      www.vaneck.com

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.